                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

               SECURITY AGREEMENT, dated as of November 15, 2001, by and between Women First HealthCare, Inc., a Delaware corporation ("WOMEN FIRST") and AMERICAN HOME PRODUCTS CORPORATION, a Delaware Corporation acting through its Wyeth-Ayerst Laboratories Division (including Affiliates where appropriate, "AHPC").

               AHPC has agreed to extend a loan (the "Loan") pursuant to, and subject to the terms and conditions of, the Senior Secured Promissory Note, dated November 15, 2001 (the "Promissory Note"), made by WOMEN FIRST in favor of AHPC. The obligation of AHPC to extend such a Loan under the Senior Note is conditioned on the execution and delivery by WOMEN FIRST of a security agreement in the form hereof to secure (a) the due and punctual payment by WOMEN FIRST of the principal on the Loan, when and as due, whether at maturity, by acceleration, or otherwise, (b) the due and punctual performance of all other obligations of WOMEN FIRST under the Note, and (c) the due and punctual performance of all obligations of WOMEN FIRST under this Security Agreement (all of the foregoing obligations, collectively, the "Obligations").

               Accordingly, WOMEN FIRST and AHPC hereby agree as follows:

               1.     Definitions of Terms Used Herein. All capitalized terms
                      --------------------------------
used herein but not defined herein shall have the meanings set forth in the Asset Purchase Agreement, dated as of November 15, 2001, between AHPC and WOMEN FIRST (the "Asset Purchase Agreement") or the Promissory Note. As used herein, the following terms shall have the following meanings:

               (a)    "Collateral" shall mean the Assets and any Proceeds.
                       ----------
               (b)    "Proceeds" shall mean any proceeds of, and any other
                       --------
                      profits, products, rents or receipts, in whatever form, arising from the sale, exchange, lease or other disposition of Collateral.
               (c)    "Trademark License Agreement" means that certain Trademark
                       ---------------------------
                      License Agreement, dated as the date hereof, between AHPC and WOMEN FIRST.
               (d)    "UCC" means the Uniform Commercial Code as in effect on
                       ---
                      the date hereof in the State of California; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect is such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               2.     Security Interests. (a) As security for the payment or
                      ------------------
performance, as the case may be, of the Obligations, WOMEN FIRST hereby creates, grants, assigns, sets over,

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mortgages, pledges, hypothecates and transfers to AHPC, its successors and its assigns, a continuing security interest in the Collateral (the "Security Interest"). Without limiting the foregoing and to the extent permitted by applicable law, AHPC is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest without the signature of WOMEN FIRST, naming WOMEN FIRST as debtor and AHPC as secured party.

               (b) WOMEN FIRST agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received and shall prepare, sign, record and file timely amendments to and recordings to any financing statements or U.S. Patent Office or other filings to update and describe the Collateral.

               3.     Further Assurances. (a) WOMEN FIRST agrees, at its
                      ------------------
expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as AHPC may from time to time reasonably request for the better assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any fees and taxes required in the granting of the security interests created hereby and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to AHPC, duly endorsed in a manner reasonably satisfactory to AHPC. WOMEN FIRST agrees promptly to notify AHPC of any change in its corporate name or in the location of its chief executive office and its chief place of business or the office where it keeps its records relating to the Collateral.

         (b) Subject to the Trademark License Agreement, WOMEN FIRST shall diligently prosecute all applications for patent, copyright, trademark registration, service mark registration, and trade names, and shall file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificates of correction, affidavits of use, proofs of use, renewals, and like matters relating to the Collateral as shall be reasonably indicated to be desirable from facts available from time to time during the term hereof and WOMEN FIRST shall bear all costs of such filings and proceedings.

         (c) Subject to the Trademark License Agreement, WOMEN FIRST shall pay when due all fees, including license fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the patents or patent applications, copyrights or copyright applications, trademark registrations or trademark applications, service mark registrations and service mark applications relating to the Collateral.

         (d) Subject to the Trademark License Agreement, WOMEN FIRST shall take or cause to be taken all reasonable actions to not allow any material patent, copyright, trademark, service mark or any application for patent, trademark, trade name, service mark or like protection relating to the Collateral to lapse, become abandoned, nor any patent, copyright, trademark,

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service mark, trade name or like protection to be forfeited or dedicated to the public without the express written approval of AHPC.

               4.     Inspection and Verification. AHPC and such persons as AHPC
                      ---------------------------
may designate shall have the right, at any reasonable time or times during WOMEN FIRST's usual business hours, and upon reasonable notice (which may be telephonic), to inspect the Collateral owned by WOMEN FIRST, all records related thereto, and the premises upon which any such Collateral is located, to discuss WOMEN FIRST's affairs with its officers and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral; provided that all such actions by AHPC (or it permitted designees) and all cooperative responses and actions taken or caused to be taken by WOMEN FIRST shall be limited in scope to the Collateral and information appropriate for determining the preservation of the Collateral and shall not extend to any other assets of WOMEN FIRST or any other part of the business of WOMEN FIRST.

               5.     Taxes; Encumbrances. At its option, AHPC may discharge
                      -------------------
past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent WOMEN FIRST fails to do so, and WOMEN FIRST agrees to reimburse AHPC on demand for any payment made or any out-of-pocket expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 5 shall be interpreted as
--------  -------
excusing WOMEN FIRST from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Asset Purchase Agreement.

               6.     Representations and Warranties. WOMEN FIRST represents and
                      ------------------------------
warrants to AHPC that:

               (a)    Title and Authority. To the extent conveyed by AHPC in
                      -------------------
         accordance with the Asset Purchase Agreement, the Trademark License Agreement and the transactions contemplated thereby, WOMEN FIRST has rights in the Collateral in which it is granting a security interest hereunder and good title to all Collateral owned by it and has full corporate power and authority to grant to AHPC the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

               (b)    Filing. Fully executed UCC financing statements containing
                      ------
         a description of the Collateral shall be filed of record in every governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to establish and maintain a valid, legal and perfected security interest in favor of AHPC in respect of the Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions, and no further or, assuming no future change in current law, subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of UCC continuation statements.

               (c)    Validity of Security Interest. The Security Interest
                      -----------------------------
         constitutes a valid, legal and enforceable first priority security interest in all of the Collateral, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws from time to time in effect and except that the remedy of specific performance may not be available in all circumstances, which security interest shall be perfected under the timely filing of UCC financing statements pursuant to Section 6(b) hereof, for payment and performance of the Obligations.

               (d)    Information Regarding Names. WOMEN FIRST has disclosed in
                      ---------------------------
         writing to AHPC any trade names used to identify it in its business or in the ownership of its properties.

               (e)    Absence of Other Liens. To the extent conveyed by AHPC in
                      ----------------------
         accordance with the Asset Purchase Agreement, the Trademark License Agreement and the transactions contemplated thereby, the Collateral is owned by WOMEN FIRST free and clear of any mortgage, pledge, security interest, lien, charge or other encumbrance of any nature whatsoever, except as granted pursuant to this Agreement and except as provided by paragraph (b) of this Section 6, WOMEN FIRST has not (i) filed any financing statement, under the UCC or otherwise, covering any Collateral except as indicated on Schedule II annexed hereto, (ii) any assignment in which WOMEN FIRST assigns the Collateral or any security agreement or similar instruments covering any Collateral with the United States Patent and Trademark Office and (iii) any assignment in which WOMEN FIRST assigns the Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.

               (f)    Survival or Representations and Warranties. All
                      ------------------------------------------
         representations and warranties of the grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 26.

               7.     Supplemental Documentation. In connection with the
                      --------------------------
execution and delivery of this Agreement, WOMEN FIRST shall furnish or cause to be furnished to AHPC on or prior to the date of the Closing a certificate signed by an authorized Officer dated the date of the Closing, certifying that as of the date of such certificate, all representations and warranties of WOMEN FIRST in Section 6 are true and correct in all material respects and that WOMEN FIRST is in compliance with all conditions, agreements and covenants to be observed or performed hereunder in all material respects.

               8.     Protection of Security. (a) WOMEN FIRST shall, at its own
                      ----------------------
cost and expense, (i) take any and all actions necessary to defend title to the Collateral owned by it against all persons (other than AHPC in the Event of Default which has not been cured under the

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Promissory Note) and to defend the Security Interest of AHPC in such Collateral, and the priority thereof, against any adverse mortgage, pledge, security interest, lien, charge or other encumbrance of any nature whatsoever, (ii) use its commercially reasonable best efforts to detect any infringement of the rights described herein and (iii) forthwith advise AHPC in writing of material infringements detected.

         (b) If WOMEN FIRST fails to comply with the foregoing, AHPC, after five
(5) days' written notice to WOMEN FIRST, may do so in WOMEN FIRST's name jointly or severally to the extent permitted by law, but at WOMEN FIRST's expense, and WOMEN FIRST hereby agrees to reimburse AHPC in full for all reasonable expenses, including reasonable attorneys' fees, incurred by AHPC in protecting, defending, and maintaining the Collateral.

               9.     Continuing Obligations of the Grantors. WOMEN FIRST shall
                      --------------------------------------
remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each material contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless AHPC from any and all such liabilities, except to the extent that such liabilities arise solely as a result of the gross negligence or willful misconduct of AHPC.

               10.    Use and Disposition of Collateral. Except to the extent
                      ---------------------------------
expressly permitted in the Asset Purchase Agreement, the Trademark License Agreement or any related agreements executed at the Closing, WOMEN FIRST shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any other security interest in the Collateral. Except to the extent expressly permitted in the Asset Purchase Agreement (including without limitation the right to assign under Section 8.6 thereof), the Trademark License Agreement or any related agreements executed at the Closing, WOMEN FIRST shall not make or permit to be made any transfer of any Collateral other than together with this Agreement in accordance with Section 19 hereof, and WOMEN FIRST shall remain at all times in possession of the Collateral (other than for use purposes only (upon advance notice to AHPC with regard to physical assets) to the extent necessary, in WOMEN FIRST's discretion, to enable third-party manufacturers, distributors and service providers to manufacture, distribute and provide services with respect to the Collateral) owned by it other than transfers to AHPC pursuant to the provisions hereof, except that so long as no Event of Default shall have occurred and be continuing, WOMEN FIRST may exercise its rights with respect to the Collateral so long as the exercise of such rights
                                          -- ---- --
are not inconsistent with the provisions of the Asset Purchase Agreement, the Trademark License Agreement, any related agreements executed at the Closing or this Security Agreement.

               11.    Collections. Upon the occurrence and during the
                      -----------
continuance of an Event of Default (provided that with respect to an Event of Default described solely in Section 4(e) of the Promissory Note and no other defaults thereunder, the rights afforded AHPC under this Section shall not become effective without WOMEN FIRST's consent until 15 days following the occurrence of such Event of Default and only if such Event of Default is continuing) AHPC shall have the right, as the true and lawful agent of WOMEN FIRST, with power of substitution for

WOMEN FIRST and in WOMEN FIRST's name, AHPC's name or otherwise, for the use and benefit of AHPC (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; and (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, as fully and completely as though AHPC were the absolute owner of the Collateral for all purposes; provided, however, that
                                                   --------  -------
nothing herein contained shall be construed as requiring or obligating AHPC to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by AHPC, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by AHPC or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of WOMEN FIRST or to any claim or action against AHPC in the absence of the gross negligence or willful misconduct of AHPC. It is understood and agreed that the appointment of AHPC as the agent of WOMEN FIRST for the purposes set forth above in this Section 11 is coupled with an interest and is irrevocable. The provisions of this Section 11 shall in no event relieve WOMEN FIRST of any of its obligations hereunder or under the Asset Purchase Agreement with respect to the Collateral or any part thereof or impose any obligation on AHPC to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by AHPC or any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

               12.    Remedies upon Default. Upon the occurrence and during the
                      ---------------------
continuance of an Event of Default, WOMEN FIRST agrees to deliver each item of Collateral to AHPC on demand at any reasonable place or places designated by AHPC, and it is agreed that AHPC shall have the right to take any or all of the following actions at the same or different times to the extent permitted by law: with or without judicial process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, WOMEN FIRST agrees that AHPC shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board, for cash, upon credit or for future delivery as AHPC shall deem appropriate. Upon consummation of any such sale, AHPC shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. AHPC's sale to such purchaser shall transfer all of WOMEN FIRST's rights in the Collateral and WOMEN FIRST hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

               AHPC shall give WOMEN FIRST 10 days' written notice (which WOMEN FIRST agrees is reasonable notice within the meaning of the UCC) of AHPC's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board, shall state the board at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as AHPC may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as AHPC may (in its sole and absolute discretion) determine. AHPC shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. AHPC may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by AHPC until the sale price is paid by the purchaser or purchasers thereof, but AHPC shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 12, AHPC may bid or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of WOMEN FIRST (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to AHPC from WOMEN FIRST as a credit against the purchase price, and AHPC may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to WOMEN FIRST therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall not be treated as a sale thereof; AHPC shall be free to carry out such sale pursuant to such agreement, and WOMEN FIRST shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after AHPC shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, AHPC may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

               13.    Application of Proceeds. AHPC shall apply the proceeds of
                      -----------------------
any collection or sale of the Collateral as follows:

               FIRST, to (i) the payment of all reasonable costs and expenses incurred by AHPC in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by

         AHPC hereunder on behalf of WOMEN FIRST and any other costs or expense incurred in connection with the exercise of any right or remedy hereunder; and (ii) the payment in full of principal and interest in respect of the Loan outstanding; and

               SECOND, to WOMEN FIRST, its respective successors and assigns, or as a court of competent jurisdiction may otherwise direct.

               14.    Locations of Collateral; Place of Business.
                      ------------------------------------------

               (a) WOMEN FIRST hereby represents and warrants that all the Collateral is located at the locations listed on Schedule I hereto, which may include (upon advance written notice to AHPC with regard to physical assets) locations of third-party manufacturers, distributors and service providers to the extent necessary, in WOMEN FIRST's discretion, to manufacture, distribute and provide services with respect to the Collateral. WOMEN FIRST agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the UCC or otherwise which are required by this Agreement or the Asset Purchase Agreement to be made with respect to the Collateral have been made and AHPC has a valid, legal and perfected first priority security interest in the Collateral.

               (b) WOMEN FIRST agrees, at such time or times as AHPC may request, to prepare and deliver to AHPC as promptly as practicable a duly certified schedule or schedules to AHPC, showing identity, amount and location of any and all Collateral.

               (c) WOMEN FIRST agrees that its chief executive office is located as indicated on Schedule I hereto. WOMEN FIRST agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the UCC or otherwise which are required by this Agreement or the Asset Purchase Agreement to be made have been made and AHPC has a valid, legal and perfected first priority security interest.

               15.    Security Interest Absolute. All rights of AHPC hereunder,
                      --------------------------
the Security Interest, and all obligations of WOMEN FIRST hereunder, shall be absolute and unconditional irrespective of (i) any change in the time, manner of place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver or for any consent to any departure from the Asset Purchase Agreement, the Trademark License Agreement or any other agreement or instrument, (ii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (iii) any other circumstance which might otherwise constitute a defense available to, or discharge of, WOMEN FIRST or any other obligor in respect of the Obligations or in respect of this Agreement (other than any lack of validity or enforceability of the Asset Purchase Agreement, the Trademark License Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing).

               16.    No Waiver. No failure on the part of AHPC to exercise, and
                      ---------
no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by AHPC preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. AHPC shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

               17.    AHPC Appointed Attorney-in-Fact. WOMEN FIRST hereby
                      -------------------------------
appoints AHPC the attorney-in-fact of such WOMEN FIRST for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which AHPC may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

               18.    AHPC Fees and Expenses. Subject to Section 11, WOMEN FIRST
                      ----------------------
will upon demand pay to AHPC the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts or agents which AHPC may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(ii) the exercise or enforcement of any of the rights of AHPC hereunder or (iii) the failure by WOMEN FIRST to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby and by the other Security Documents.

               19.    Binding Agreement; Assignments. This Agreement, and the
                      ------------------------------
terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that WOMEN FIRST shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by AHPC as Collateral under this Agreement except to an entity that mergers with or acquires all or substantially all of the assets or capital stock of WOMEN FIRST.

               20.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                      -------------
ACCORDANCE WITH THE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OF SUCH STATE.

               21.    Notices. All communications and notices hereunder shall be
                      -------
in writing and given as provided in Section 12.2 of the Asset Purchase
Agreement.

               22.    Severability. In case any one or more of the provisions
                      ------------
contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

               23.    Section Headings. Section heading used herein are for
                      ----------------
convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

               24.    Counterparts. This Agreement may be executed in two or
                      ------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of WOMEN FIRST shall have been delivered to AHPC.

               25.    Filing. WOMEN FIRST covenants and agrees to cause to be
                      ------
filed, in the appropriate state offices where the Collateral is held (including in the event the Collateral is relocated), all UCC statements drafted by AHPC and executed by the parties hereto with respect to the collateral until such time as this Agreement is terminated.

               26.    Termination. This Agreement and the Security Interest
                      -----------
shall terminate when all the Obligations have been fully paid, at which time AHPC shall execute and deliver to WOMEN FIRST any Collateral in its possession (without recourse or warranty) and all UCC termination statements and similar documents which WOMEN FIRST shall reasonably request to evidence such termination.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


WOMEN FIRST HEALTHCARE, INC.

By: /s/ EDWARD F. CALESA
    ----------------------------------------
Name:   Edward F. Calesa
Title:  Chairman, Chief Executive Officer and
        President


AMERICAN HOME PRODUCTS CORPORATION
Acting through its Wyeth-Ayerst Laboratories Division

By: /s/ JEFFREY S. SHERMAN
    ----------------------------------------
Name:   Jeffrey S. Sherman
Title:  Vice President and
        Associate General Counsel

                                                              [Schedule I to the
                                                             Security Agreement]


                             Locations Of Collateral
                             -----------------------

                          Women First HealthCare, Inc.
                         12220 El Camino Real, Suite 400
                           San Diego, California 92130


                      Chief Executive Office of WOMEN FIRST
                      -------------------------------------

                          Women First HealthCare, Inc.
                         12220 El Camino Real, Suite 400
                           San Diego, California 92130

                                                             [Schedule II to the
                                                             Security Agreement]


A.       Financing Statements

                                      NONE

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

                                                               [Exhibit A to the
                                                             Security Agreement]


      Patents, Patent Applications, Copyrights, Trade Names and Trademarks
      --------------------------------------------------------------------


         -------------------------------------------------------------------------------------
         NDC               Description                                           Package Size
         ---               -----------                                           ------------
         -------------------------------------------------------------------------------------
         009102            Equagesic(R)Tablets                                   Bottle of 100
                           (meprobamate 200 mg, aspirin 325 mg)
         -------------------------------------------------------------------------------------
         419101            Synalgos(R)DC Capsules                                Bottle of 100
                           (16 mg drocode bitartrate, 356.4 mg aspirin
                           and 30 mg caffeine)
         -------------------------------------------------------------------------------------
         419102            Synalgos(R)DC Capsules                                Bottle of 500
                           (16 mg drocode bitartrate, 356.4 mg aspirin
                           and 30 mg caffeine)
         -------------------------------------------------------------------------------------

         Discontinued Products:

         -------------------------------------------------------------------------------------
         008501            Wygesic(R)Tablets                                     Bottle of 100
                           (65 mg propoxyphene HCL and 650 mg acetaminophen)
         -------------------------------------------------------------------------------------
         008502            Wygesic(R)Tablets                                     Bottle of 500
                           (65 mg propoxyphene HCL and 650 mg acetaminophen)
         -------------------------------------------------------------------------------------

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